SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.   20549


                        FORM 8-K

                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 19, 1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement dated as of April 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-S12)


                 Residential Funding Mortgage Securities I, Inc.
 (Exact name of registrant as specified in its charter)

     DELAWARE                    333-4846          75-2006294
(State or Other Jurisdiction    (Commission    (I.R.S. Employer
of Incorporation)               File Number)   Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000


Item 5.  Other Events

     On April 29, 1996, a single series of certificates, entitled Residential Funding Mortgage Securities I, Inc. Mortgage
 Pass-Through Certificates, Series 1996-S12 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") which was previously filed on Form 8-K, dated as of April 1, 1996, among Residential Funding Mortgage Securities I, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and Bankers Trust Company, as trustee (the "Trustee"). On June 19,
1996, the Depositor, the Master Servicer, and the Trustee executed Amendment No. 1 to the Pooling and Servicing Agreement for the purpose of adding provisions to the definition of "Interest Accrual Period" in Section 1.01 of the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing
Agreement.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

                            Item 601(a) of
                            Regulation S-K
Exhibit No.         Exhibit No.                   Description

     1                     4.1                          Amendment No. 1 to the
                                                        Pooling and Servicing
                                                        Agreement, dated as of
                                                        April 1, 1996, by and
                                                        among Residential
                                                        Funding Mortgage
                                                        Securities I, Inc., as
                                                        depositor (the
                                                        "Depositor"),
                                                        Residential Funding
                                                        Corporation, as master
                                   servicer (the "Master
                                   Servicer") and Bankers
                                   Trust Company, as
                                   trustee (the "Trustee").

                       SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET
                                   SECURITIES CORPORATION


                                   By: /s/William E. Waldusky
                                   Name:   William E. Waldusky
                                   Title:    Director


Dated:  June 19, 1996
                   Index to Exhibits




Exhibit No.         Description                     Sequentially
                                                       Numbered
                                                         Page


1

          Amendment No. 1 to Pooling and
          Servicing Agreement, dated as of
          April 1, 1996, by and among
          Residential Funding Mortgage
          Securities I, Inc., as depositor
          (the "Depositor"), Residential
          Funding Corporation, as master
          servicer (the "Master Servicer")
          and Bankers Trust Company, as
          trustee (the "Trustee"), which
          Amendment No. 1 is dated as of
          June 19, 1996 and is by and
          among the Depositor, the Master
          Servicer, and the Trustee.



                       Exhibit 1



    RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                       Depositor,




            RESIDENTIAL FUNDING CORPORATION
                    Master Servicer,


                          and


                 BANKERS TRUST COMPANY
                        Trustee




                  ____________________


              AMENDMENT NO. 1 dated as of
                  June 19, 1996 to the


            Pooling and Servicing Agreement
               Dated as of April 1, 1996


                  ____________________


    Residential Funding Mortgage Securities I, Inc.
           Mortgage Pass-Through Certificates


                    Series 1996-S12

    AMENDMENT No. 1 made as of this 19th day of June 1996, among Residential Funding Mortgage Securities I, Inc. as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Bankers Trust Company, as trustee (the "Trustee").

                  W I T N E S S E T H

          WHEREAS, the Depositor, the Trustee and the Master
Servicer entered into a Pooling and Servicing Agreement (the
"Agreement") dated as of April 1, 1996, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1996-S12; and

          WHEREAS, the Depositor, the Master Servicer and the Trustee desire to amend the terms of the Agreement pursuant to and in accordance with Section 11.01(a)(vi) of the Agreement for the purpose of adding provisions to the definition of "Interest
Accrual Period" in Section 1.01 of the Agreement.

          NOW, THEREFORE, in consideration of the mutual premises and agreements herein, the Depositor, the Master Servicer and the Trustee agree as follows:

     1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

     2.   The definition of "Interest Accrual Period" in Section
1.01 of the Agreement is hereby amended by replacing such definition in its entirety with the following:

          On or before the Distribution Date in
          June, 1996, the period commencing on the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs. With respect to any Distribution Date on or after the Distribution Date in July, 1996, the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date.


     IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.


                              RESIDENTIAL FUNDING
                              MORTGAGE SECURITIES I, INC.


                              By:  /s/ William Waldusky
                              Name:  William Waldusky
                              Title:    Director



                              RESIDENTIAL FUNDING
                              CORPORATION


                              By:  /s/ Randy Van Zee
                              Name:  Randy Van Zee
                              Title:    Director



                              BANKERS TRUST COMPANY


                              By:  /s/ Katherine M. Keller
                              Name:  Katherine M. Keller
                              Title:   Assistant Secretary

ACKNOWLEDGED AND AGREED:

MBIA INSURANCE COMPANY

By:  /s/ John D. Lohrs
Name:  John D. Lohrs
Title:      Vice President